Exhibit 99.2

Pluralsight, Inc. Announces Upsize and Pricing of $550 Million Convertible Notes Offering
SILICON SLOPES, Utah, March 6, 2019 -- Pluralsight, Inc. (NASDAQ: PS) today announced the pricing of $550 million aggregate principal amount of 0.375% convertible senior notes due 2024 (the “notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”). The aggregate principal amount of the offering was increased from the previously announced offering size of $450 million. Pluralsight also granted the initial purchasers of the notes a 13-day option to purchase up to an additional $83.5 million aggregate principal amount of the notes. The sale of the notes to the initial purchasers is expected to settle on March 11, 2019, subject to customary closing conditions, and is expected to result in net proceeds to Pluralsight of approximately $535.3 million (or approximately $616.7 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting the initial purchasers’ discounts and commissions and estimated offering expenses payable by Pluralsight (assuming no exercise of the initial purchasers’ option).
The notes will be senior unsecured obligations of Pluralsight. The notes will bear interest at a rate of 0.375% per year. Interest will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2019. The notes will mature on March 1, 2024, unless earlier repurchased or converted.
Pluralsight expects to use approximately $60.3 million of the net proceeds of the offering of the notes to pay the cost of the capped call transactions described below. Pluralsight intends to provide the remainder of the net proceeds from the offering of the notes to Pluralsight Holdings, LLC or its subsidiaries to be used for working capital and other general corporate purposes, as well as the acquisition of, or investment in, complementary products, technologies, solutions, or businesses, although Pluralsight has no present commitments or agreements to enter into any acquisitions or investments as of the date of this press release.
The initial conversion rate for the notes is 25.8023 shares of Class A common stock per $1,000 principal amount of notes (which is equivalent to an initial conversion price of approximately $38.76 per share of Class A common stock). The initial conversion price of the notes represents a premium of approximately 32.50% over the public offering price of Pluralsight’s Class A common stock in the concurrent common stock offering described below. Prior to the close of business on the business day immediately preceding December 1, 2023, the notes will be convertible at the option of the noteholders only upon the satisfaction of specified conditions and during certain periods. Thereafter until the close of business on the second scheduled trading day preceding the maturity date, the notes will be convertible at the option of the noteholders at any time regardless of these conditions. Conversions of the notes will be settled in cash, shares of Pluralsight’s Class A common stock or a combination thereof, at Pluralsight’s election.
The notes are not redeemable by Pluralsight prior to maturity.
Noteholders may require Pluralsight to repurchase their notes upon the occurrence of certain events that constitute a fundamental change under the indenture governing the notes at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the date of repurchase. In connection with certain corporate events, Pluralsight will, under certain circumstances, increase the conversion rate for noteholders who elect to convert their notes in connection with any of such corporate events.
In connection with the pricing of the notes, Pluralsight entered into capped call transactions with one or more of the initial purchasers or their respective affiliates (the “counterparties”). The capped call transactions are expected to offset the potential dilution to the Class A common stock upon any conversion of notes and/or offset any cash payments Pluralsight is required to make in excess of the principal amount of converted notes, as the case may be, in the event that the market price of Pluralsight’s Class A common stock is greater than the strike price, which initially corresponds to the initial conversion price of the notes, with such offset subject to cap based on a cap price. The cap price of the capped call transactions will initially be $58.50 per share, which represents a premium of 100% over the public offering price of Pluralsight’s concurrent common stock offering described below, and is subject to certain adjustments under the terms of the capped call transactions. If the initial purchasers exercise their option to purchase additional notes, Pluralsight expects to use a portion of the proceeds from the sale of the additional notes to enter into additional capped call transactions with the counterparties.
Pluralsight expects that, in connection with establishing their initial hedge of the capped call transactions, the counterparties or their respective affiliates will purchase shares of the Class A common stock and/or enter into various derivative transactions with respect to the Class A common stock concurrently with, or shortly after, the pricing of the notes, including with certain investors in the notes. These activities could increase (or reduce the size of any decrease in) the market price of the Class A common stock or the notes at that time. In addition, the counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Class A common stock and/or purchasing or selling shares of the Class A common stock or other securities of Pluralsight in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period relating to a conversion of the notes). This activity could also cause or prevent an increase or a decrease in the market price of the Class A common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, could affect the number of shares of Class A common stock and value of the consideration that noteholders will receive upon conversion of the notes.
Pluralsight also announced today the pricing of a concurrent underwritten public offering of approximately 13,558,464 shares of Pluralsight’s Class A common stock (“Class A common stock”) by certain selling stockholders at a public offering price of $29.25 per share. Certain selling stockholders also granted the underwriters a 30-day option to purchase up to an additional 2,033,770 shares of Pluralsight’s Class A common stock. The offering of notes is not contingent upon the concurrent public offering of Class A common stock, and the concurrent public offering of Class A common stock is not contingent upon the offering of notes.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The notes and the shares of Class A common stock issuable upon conversion of the notes, if any, have not been, and will not be, registered under the Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, whether Pluralsight will be able to consummate the offering of notes and Class A common stock, the satisfaction of customary closing conditions with respect to the offerings, prevailing market conditions, the anticipated use of net proceeds of the note offering which could change as a result of market conditions or for other reasons, whether the capped call transactions will become effective and the impact of general economic, industry or political conditions in the United States or internationally. Forward-looking statements may be identified by the use of the words “may,” “will,” “expect,” “intend” and other similar expressions. These forward-looking statements are based on estimates and assumptions by Pluralsight’s management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks. Actual results may differ materially from those anticipated or predicted by Pluralsight’s forward-looking statements. All forward-looking statements are subject to other risks detailed in Pluralsight’s Annual Report on Form 10-K for the year ended December 31, 2018 and the risks discussed in Pluralsight’s other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Pluralsight undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof, except as required by applicable law.

Investor Contact:
Mark McReynolds
Investor Relations
Pluralsight
(801) 784-9007
mark-mcreynolds@pluralsight.com
Media Contact:
DJ Anderson
Communications/Press
Pluralsight
(801) 784-9007
dj@pluralsight.com